Exhibit 99.1

News Release
COUSINS PROPERTIES AND TIER REIT STOCKHOLDERS APPROVE MERGER
ATLANTA and DALLAS— (June 13, 2019) — Cousins Properties (“Cousins”) (NYSE: CUZ) and TIER REIT, Inc. (“TIER”) (NYSE: TIER) announced today that the stockholders of both companies approved all of the proposals necessary for the closing of the previously announced stock-for-stock merger between Cousins and TIER.

At the special meeting of Cousins stockholders, approximately 99.96% of the votes cast were voted in favor of the proposal to issue the necessary shares of Cousins common stock to complete the merger, which represented approximately 90.95% of the outstanding shares of Cousins common stock.

Approximately 99.91% of the votes cast were voted in favor of the proposal to approve a reverse stock split of outstanding shares of Cousins common stock by a 1-for-4 ratio, which represented approximately 92.80% of the outstanding shares of Cousins common stock and limited voting preferred stock, voting together as a single class. Approximately 96.70% of the votes cast were voted in favor of the proposal to increase the number of authorized shares of Cousins common stock following the reverse stock split, which represented approximately 89.84% of the outstanding shares of Cousins common stock and limited voting preferred stock, voting together as a single class.

At the special meeting of TIER stockholders, approximately 98.57% of the votes cast were voted in favor of the merger, which represented approximately 66.60% of the outstanding shares of TIER common stock.
The final voting results will be filed with the Securities and Exchange Commission on a Form 8-K filing by both Cousins and TIER with respect to their applicable special meetings.

The merger is currently expected to close on June 14, 2019. Upon completion of the merger, TIER stockholders will be entitled to receive 2.98 shares of Cousins common stock for each share of TIER common stock that they own. Cousins and TIER currently anticipate that TIER common stock will continue to trade on June 14, 2019 and be de-listed after trading hours on such date.

Cousins currently anticipates that the reverse stock split will become effective after trading hours on June 14, 2019, such that trading of post-split Cousins common stock will commence on June 17, 2019. Cousins anticipates the reverse stock split will apply to all outstanding shares of Cousins common stock, including the shares issued to TIER stockholders in connection with the merger.
About Cousins Properties
Cousins Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT). The Company, based in Atlanta, GA and acting through its operating partnership, Cousins Properties LP, primarily invests in Class A office towers located in high-growth Sun Belt markets. Founded in 1958, Cousins creates shareholder value through its extensive expertise in the development, acquisition, leasing, and management of high-quality real estate assets. The Company has a comprehensive strategy in place based on a simple platform, trophy assets and opportunistic investments. For more information, please visit www.cousins.com.
About TIER REIT, Inc.
TIER REIT, Inc. is a publicly traded, self-managed, Dallas-based real estate investment trust focused on owning quality, well-managed commercial office properties in dynamic markets throughout the U.S. TIER REIT’s vision is to be the premier owner and operator of best-in-class office properties in TIER1 submarkets, which are primarily higher density and amenity-rich locations within select, high-growth metropolitan areas that offer a walkable experience to various amenities. TIER’s mission is to provide unparalleled, TIER ONE Property Services to its tenants and outsized total return through stock price appreciation and dividend growth to its stockholders. For additional information regarding TIER REIT, please visit www.tierreit.com.
Contacts
Cousins Properties Investors:
Roni Imbeaux
Vice President, Finance & Investor Relations
404-407-1104
RImbeaux@cousins.com
TIER REIT, Inc. Investors:
Scott McLaughlin
Senior Vice President, Investor Relations & Tax Strategy
972-483-2465
SMcLaughlin@TIERREIT.com

Cautionary Statement Regarding Forward-Looking Information

In addition to historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins and TIER operate and beliefs of and assumptions made by Cousins management and TIER management, involve uncertainties that could significantly affect the financial or operating results of Cousins, TIER or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the transaction involving Cousins and TIER, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to creating value for stockholders, benefits of the proposed transaction to stockholders, employees, tenants and other constituents of the combined company, rent and occupancy growth, development activity and changes in sales or contribution volume of developed properties, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, general conditions in the geographic areas where we operate and the availability of capital in existing or new property funds - are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, (v) the potential liability for a failure to meet regulatory requirements, including the maintenance of real estate investment trust status, (vi) availability of financing and capital, (vii) changes in demand for developed properties, (viii) risks associated with achieving expected revenue synergies or cost savings, (ix) risks associated with the ability to consummate the transaction and the timing of the closing of the transaction, (x) the ability to successfully integrate our operations and employees following the closing of the transaction, (xi) material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities, (xii) potential changes to tax legislation, (xiii) adverse changes in financial condition of joint venture partner(s) or major tenants, (xiv) risks associated with the acquisition, development, expansion, leasing and management of properties, (xv) the potential impact of announcement of the proposed transaction or consummation of the proposed transaction on relationships, including with tenants, employees and customers; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins or TIER, (xvi) significant costs related to uninsured losses, condemnation, or environmental issues, (xvii) the ability to retain key personnel, (xviii) the amount of the costs, fees, expenses and charges related to the proposed transaction and the actual terms of the financings that may be obtained in connection with the proposed transaction, and (xix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Cousins and TIER from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Except to the extent required by applicable law or regulation, each of Cousins and TIER disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

Important Additional Information and Where to Find It

In connection with the proposed merger, Cousins filed with the SEC a registration statement on Form S-4 that contains a joint proxy statement/prospectus.  The registration statement was declared effective by the SEC on May 8, 2019 and Cousins and TIER commenced mailing the definitive joint proxy statement/prospectus to their respective shareholders on or about May 8, 2019.  STOCKHOLDERS OF COUSINS AND TIER ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Cousins at its website, www.cousins.com, or from TIER at its website, www.tierreit.com.  Documents filed with the SEC by Cousins will be available free of charge by accessing Cousins’ website at www.cousins.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to Cousins at 3344 Peachtree Road NE, Suite 1800, Atlanta, GA 30326, and documents filed with the SEC by TIER will be available free of charge by accessing TIER’s website at www.tierreit.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to TIER at 5950 Sherry Lane, Suite 700, Dallas, Texas 75225.

Participants in the Solicitation

Cousins and TIER and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of TIER and Cousins in respect of the proposed transaction under the rules of the SEC. Information about TIER’s directors and executive officers is available in Amendment No. 1 to TIER’s Annual Report on Form 10-K for fiscal year ended December 31, 2018, and certain of its Current Reports on Form 8-K. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement dated March 14, 2019 for its 2019 Annual Meeting of Stockholders, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from TIER or Cousins using the sources indicated above.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.